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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2002
                                                  ----------------


                           MICROSTRATEGY INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-24435                   51-0323571
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


1861 International Drive, McLean, Virginia                              22102
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 (Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:   (703) 848-8600
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         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)



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Item 5.  Other Events.

         On January 31, 2002, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2001, and providing additional outlook and financial guidance information. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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EXHIBIT           DESCRIPTION

99.1 Press Release regarding the Registrant's fourth quarter financial results, dated as of January 31, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MicroStrategy Incorporated
                                                (Registrant)


                                         By:    /s/ Eric F. Brown
                                            ------------------------------------
                                         Name:  Eric F. Brown
                                         Title: President and Chief Financial
                                                Officer

Date: February 8, 2002